Exhibit 10.8

COLLECTIVE GROWTH CORPORATION

1805 West Avenue

Austin, Texas 78701

____________, 2020

Ocelot Capital Management LLC

1805 West Avenue

Austin, Texas 78701

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Collective Growth Corporation (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation of the trust account established in connection with the IPO (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Ocelot Capital Management LLC shall make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, situated at 1805 West Avenue, Austin, Texas 78701 (or any successor location). In exchange therefore, the Company shall pay Ocelot Capital Management LLC the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. Ocelot Capital Management LLC hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

COLLECTIVE GROWTH CORPORATION

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

OCELOT CAPITAL MANAGEMENT LLC

By:
Name:
Title: